UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2017

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the American Axle & Manufacturing Holdings, Inc. (“AAM”) Corporate Governance Guidelines, effective immediately after AAM’s 2017 annual meeting of stockholders, AAM’s board of directors (the “Board”) appointed Kevin S. Penn as a Class III director, which class will stand for re-election at the 2020 annual meeting of stockholders. Mr. Penn has served as a director of AAM since April 6, 2017 and was nominated by American Securities LLC in accordance with the terms of the stockholders’ agreement, dated April 6, 2017, between AAM and American Securities LLC and certain of its affiliates. The Board has determined that Mr. Penn is an “independent” director under the New York Stock Exchange listing standards and the independence standards of AAM’s Corporate Governance Guidelines.  Mr. Penn will serve as a member of the Executive Committee and the Nominating/Corporate Governance Committee of the Board. Mr. Penn will also be eligible to participate in AAM’s compensation arrangements for non-employee directors, as described in AAM’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2017.

On February 2, 2017, the Board approved the Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan (the “Plan”), subject to the approval of stockholders. On May 4, 2017, at AAM’s 2017 annual meeting of stockholders, AAM’s stockholders approved the Plan. For a description of the Plan, please see “Proposal 2-Approval of Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan” in AAM’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2017.

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 4, 2017, AAM held its annual meeting of stockholders. At the meeting, AAM’s stockholders voted on five proposals and cast their votes as follows:

Proposal 1: Election of Directors

The following directors were nominated to serve for three-year terms expiring at the annual meeting of stockholders in 2020. Results of the election are as follows:

	Number of Votes

Nominee	For	Against	Abstain	Broker Non Votes
James A. McCaslin	60,835,738	2,350,576	13,228	5,711,929
William P. Miller II	61,093,582	2,092,833	13,127	5,711,929
Samuel Valenti III	60,803,881	2,382,481	13,180	5,711,929

Proposal 2: Approval of the Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan

AAM’s stockholders voted to approve the Plan, by the following vote:

Number of Votes
For	60,439,982
Against	2,709,502
Abstain	50,058
Broker Non Votes	5,711,929

Proposal 3: Advisory vote on named executive officer compensation

AAM’s stockholders voted against, on a non-binding advisory basis, the compensation of AAM’s named executive officers, by the following vote:

Number of Votes
For	24,436,742
Against	38,525,843
Abstain	236,957
Broker Non Votes	5,711,929

Proposal 4: Advisory vote on frequency of future advisory votes on executive compensation

AAM’s stockholders voted, on a non-binding advisory basis, for non-binding advisory votes on executive compensation, by the vote below. AAM has decided to hold an annual non-binding advisory vote on executive compensation.

Number of Votes
1 Year	58,793,766
2 Years	2,189,688
3 Years	2,173,964
Abstain	42,124
Broker Non Votes	5,711,929

Proposal 5: Ratification of appointment of Deloitte & Touche LLP as AAM’s independent registered public accounting firm for the year ending December 31, 2017

The proposal to ratify the appointment of Deloitte & Touche LLP as AAM’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by the following vote:

Number of Votes
For	66,448,853
Against	2,405,861
Abstain	56,757

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: May 5, 2017	By:	/s/ David E. Barnes
David E. Barnes
Vice President & General Counsel